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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 18, 2004
                                                  (November 16, 2004)
                                                  -------------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-12107                31-1469076
       --------------                  -----------             -------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 Section 8 - Other Events

         Item 8.01.  Other Events

          On November 16, 2004, Abercrombie & Fitch Co. (the "Registrant") issued a news release (the "Release") announcing that it is implementing a series of programs and initiatives that are designed to achieve greater diversity throughout its stores.

         As announced on November 9, 2004, the initiatives were agreed to as part of a consent decree, resolving all matters relating to three consolidated diversity lawsuits filed in the United States District Court for the Northern District of California: the previously reported lawsuit captioned Eduardo Gonzalez, et al. v. Abercrombie & Fitch Stores, Inc., et al.; a related Equal Employment Opportunity Commission lawsuit filed on November 8, 2004; and a lawsuit captioned Elizabeth West, et al. v. Abercrombie & Fitch Stores, Inc., et al. filed on November 8, 2004. The execution of the consent decree on November 8, 2004 as well as the monetary terms thereof were reported in the Current Report on Form 8-K of the Registrant filed on November 9, 2004. Judge Susan Illston of the United States District Court for the Northern District of California signed the preliminary approval order on November 16, 2004. In the agreed consent decree, the defendants deny that they engaged in any discriminatory practices.

          A copy of the Release is included as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference. Please see the Release for a description of some of the principal components of the programmatic portion of the settlement.

Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired:

                           Not applicable.

                  (b)      Pro forma financial information:

                           Not applicable.




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                  (c)      Exhibits:

                           The following exhibit is included with this Current Report on Form 8-K:

                  Exhibit No.         Description
                  -----------         -----------
                      99              News Release Issued by Abercrombie &
                                      Fitch Co. on November 16, 2004








                  [Remainder of page intentionally left blank;
                          signature on following page.]




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ABERCROMBIE & FITCH CO.


Dated:  November 18, 2004                       By: /s/ Susan J. Riley
                                                    -----------------------
                                                    Susan J. Riley
                                                    Senior Vice President-Chief
                                                    Financial Officer




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 18, 2004

                             Abercrombie & Fitch Co.


        Exhibit No.          Description
        -----------          ------------
            99               News Release Issued by Abercrombie & Fitch Co.
                             on November 16, 2004



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